SUPPLEMENT DATED JUNE 18, 2020
To the ALLIANZ INDEX ADVANTAGE ADV® VARIABLE ANNUITY PROSPECTUS
Dated May 1, 2020
ISSUED BY
Allianz Life Insurance Company of North America and Allianz Life® Variable Account B
This supplement updates certain information contained in the prospectus and should be attached to the prospectus and retained for future reference.

We revoke the information on page 13 under “Who Should Consider Purchasing the Contract?”, and on page 31 under “Financial Adviser Fees” which states we do not allow you to instruct us to pay financial adviser fees from this Contract.

If you would like to take a withdrawal from this Contract to pay your financial adviser fee, you can submit a written request to our Service Center on a form satisfactory to us. If we approve your request, we withdraw the fee and pay it to your financial adviser. We treat this fee payment as a withdrawal which means a withdrawal charge, ordinary income taxes, and a 10% additional federal tax if you are under age 59 1∕2 may apply, and the amount of Contract Value available for withdrawal may be affected by the Daily Adjustment (which can be negative). If this is a Non-Qualified Contract, a withdrawal will be a taxable withdrawal to the extent that gain exists within the Contract. Financial adviser fees paid from an IRA Contract will not be treated as a taxable withdrawal as long as the annuity contract is solely liable for the payment of the financial adviser fee. You should consult a tax adviser regarding the tax treatment of financial adviser fee payments. Please consult with your Financial Professional before requesting us to pay financial adviser fees from this Contract compared to other assets you may have.

PRO-001-0520